                                               (I) UNITY FIRST ACQUISITION CORP.
                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4.

                                          ARTHUR ANDERSEN LLP


New York, New York
September 3, 1998